EXHIBIT 10.25

OASiS
Touch-Access Information System

November 3, 1998

Mr.  Pete Snyder
Kiosk Information Systems, Inc.
224 Commerce Street
Broomfield, CO   80020

Reference:      P.O.# 110398-DL / Quotation # 1103801
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Item #      Description                                Unit Price     Qty    Extended Price
KT-Stealth  KIS KT-Stealth walk-up kiosk
            consisting of:                             $6,650         20     133,000
            * Aluminum chassis with black painted
              back and sides and 1/4" brushed
              aluminum front panel with polished edges
            * 13.2" TFT active matrix LCD(Samsung) with
              surface wave touch screen (native 800 x 600)
            * Open-frame  amplified  stereo  speakers
            * Lock-n-Key  entry into chassis
            * Cooling fan with power supply
            * Power Strip with surge protector
            * Pentium 266 MHz/64MG RAM/4GB IDE HD/ATI
              rage graphics card with 2 MN VRAM/16-bit
              stereo sound card/56.6 kbps modem/USB Port
              1 parallel & 2 serial ports/1.44 Floppy/32X
              CDROM/WIN 98
            * 80mm thermal printer with presenter
            * Kiosk packaging
            * Network interface card -10/100
            * Keyboard and mouse
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Kiosk                                                Subtotal:          $133,000
Color: Brushed Metallic                     Estimated Freight:             5,000
                                              Estimated Total:          $138,000

Terms:          *50% Deposit, Balance due by 12/31/98, or net 10
                  days from last unit ship date (whichever is later)

Delivery:       F.O.B. Broomsfield, CO
                * 10 units - 5 weeks after receipt of order * 10 units - 6 weeks after receipt of order * Freight charges vary depending on method of shipment Estimate provided for budgeting purposes only.

Authorized by:  /s/ DONALD LAWRENCE                                Date: 11-3-98
                -------------------
                 Donald Lawrence


Surgical Safety Products, Inc.  2018 Oak Terrace, Sarasota, FL   34231
Telephone: 800-953-7889  Fax:: 941-925-0515   Internet: www.oasisdamo.com